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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                     ______

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                     ______


                          ACCENT COLOR SCIENCES, INC.
             (exact name of registrant as specified in its charter)


           CONNECTICUT                                  06-1380314
     (State of Incorporation)                        (I.R.S. Employer
                                                     Identification No.)

     800 CONNECTICUT BOULEVARD
     EAST HARTFORD, CONNECTICUT                         06108
     (Address of principal                            (Zip Code)
     executive offices)


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

     Title of each class        Name of each exchange on which
     to be so registered        each class is to be registered
     -------------------        ------------------------------

     None

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                           Common Stock, no par value

                                (Title of class)

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf, by the undersigned, thereunto duly authorized.


                                    Accent Color Sciences, Inc.


Dated: November 18, 1996            By: /s/ Norman L. Milliard
                                        -----------------------------
                                        Name:  Norman L. Milliard
                                        Title: President
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Common Stock, no par value (the "Common Stock"), of the registrant being registered pursuant to this Registration Statement is incorporated herein by reference to the description thereof set forth under the caption "Description of Capital Stock -- Common Stock" located on page 51 of the registrant's Registration Statement on Form S-1, as amended, filed with the Securities and Exchange Commission (the "Commission") on October 15, 1996.


ITEM 2.  EXHIBITS.

     The following documents are filed as Exhibits to this Registration
Statement:

     1.1 Specimen certificate representing shares of the registrant's Common Stock (incorporated by reference to Exhibit 4.3 to the registrant's Registration Statement on Form S-1, as amended, filed with the Commission on October 15, 1996).

     2.1 Restated Certificate of Incorporation of the registrant (incorporated by reference to Exhibit 3.1 to the registrant's Registration Statement on Form S-1, as amended, filed with the Commission on October 15,
          1996).

     2.2  By-laws, as amended, of the registrant (incorporated by reference to
          Exhibit 3.2 to the registrant's Registration Statement on Form S-1, as amended, filed with the Commission on October 15, 1996).
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                                 EXHIBIT INDEX

                                                                     PAGE IN
                                                                   SEQUENTIALLY
 EXHIBIT                      DESCRIPTION                          NUMBERED COPY
---------      --------------------------------------------        -------------


1.1 Specimen certificate representing shares of the registrant's Common Stock (incorporated by reference to Exhibit 4.3 to the registrant's Registration Statement on Form S-1, as amended, filed with the Commission on October 15, 1996).

2.1 Restated Certificate of Incorporation of the registrant (incorporated by reference to Exhibit
               3.1 to the registrant's Registration Statement on Form S-1, as amended, filed with the Commission on October 15, 1996).

2.2 By-laws, as amended, of the registrant (incorporated by reference to Exhibit 3.2 to the registrant's
               Registration Statement on Form S-1, as amended, filed with the Commission on October 15, 1996).